Exhibit 10.39

DEED dated 10th August 2006

PARTIES

1.	SYNTROLEUM NIGERIA LIMITED, a company existing under the laws of the Federal Republic of Nigeria and having its registered office at St Nicholas House, 9th Floor, Catholic Mission Street, Lagos, Nigeria (“Syntroleum”); and

2.	ENERGY EQUITY RESOURCES OIL & GAS LIMITED, a company existing under the laws of the Federal Republic of Nigeria and having its registered office at St. Nicholas House, 9th Floor, Catholic Mission Street, Lagos, Nigeria (“EERO&G”).

BACKGROUND

A.	The parties have executed and created the deed entitled Option Deed relating to the Oil Mining Lease 113 Offshore Nigeria and dated 26th July 2006 (“Principal Agreement”).

B.	The parties by mutual agreement wish to amend the Principal Agreement upon and subject to the provisions of this Deed.

PROVISIONS

THIS DEED PROVIDES:

1.	INTERPRETATION

1.1	Definitions

Meanings apply to capitalised terms used in this Deed as specified in this provision, unless the context otherwise requires.

“Effective Date” means 10th August 2006; and

“Principal Agreement” means the Principal Agreement as amended by any deed or agreement executed and created by and between the parties at any time prior to the date of this Deed.

1.2	Principal Agreement Definitions

Meanings apply to words and expressions and capitalised terms used but not separately defined in this Deed as specified in the definitions provision of the Principal Agreement, unless the context otherwise requires.

1.3	Interpretational Rules

Rules of interpretation apply to this Deed as specified in the interpretational rules provision of the Principal Agreement and in this provision, unless the context otherwise requires, any reference to a provision is a reference to a clause of the Principal Agreement or this Deed including each subclause, paragraph and subparagraph of that provision.

2.	CONTRACT AMENDMENT

The Principal Agreement is amended by:

(a)	the deletion of the definition “Okwok Deed” in clause 1.1; and

(b)	the deletion of clauses 1.3.1 and 1.3.2 and the substitution in lieu thereof of the provision specified below:

“This Deed shall become effective on the day and year first above written.”,

with effect on and from the Effective Date.

3.	CONTRACT CONFIRMATION

The Principal Agreement continues in full force and effect upon and subject to its provisions, except to the extent amended by clause 2 of this Deed.

4.	EXERCISE OF OPTION

By this Deed and pursuant to clause 5.2 of the Principal Agreement EERO&G gives and Syntroleum accepts notice of exercise of the Option.

5.	OTHER PROVISIONS

The provisions of clauses 7 and 8 of the Principal Agreement apply mutatis mutandis to this Deed.

EXECUTED as a deed. SIGNED and DELIVERED for and on behalf of SYNTROLEUM NIGERIA LIMITED by its duly appointed attorney in the presence of:	) ) ) ) )	/s/ Michael L. Covey Jr.
Attorney Full Name: Michael L. Covey Jr.
/s/ John B. Holmes Jr.		Power of Attorney date: July 24, 2006 Certified that the attorney has no notice of the revocation of the power of attorney at the time of signature.
Witness Full Name: John B. Holmes Jr.

SIGNED and DELIVERED for and on behalf of ENERGY EQUITY RESOURCES OIL & GAS LIMITED by its duly appointed Attorney in the presence of:	) ) ) ) )	/s/ Dr Philip Vingoe
Attorney Full Name:Dr Philip Vingoe

/s/ Olav Eimstad		Power of Attorney date: 24th July 2006 Certified that the attorney has no notice of the revocation of the power of attorney at the time of signature.
Witness Full Name: Olav Eimstad

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